SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2007

CYBER DIGITAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-13992	11-2644640
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

400 Oser Avenue, Hauppauge, New York (Address of principal executive offices)	11788 (Zip code)

Registrant's telephone number, including area code: (631) 231-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) At the Annual Meeting of Stockholders of Cyber Digital, Inc. ("the Company") on November 30, 2007, the stockholders of the Company approved an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares of common stock of the Company reserved for issuance thereunder to 100,000,000.

A summary of the 1997 Plan is included as part of Proposal No. 2 contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 31, 2007. The summary of the 1997 Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 1997 Stock Incentive Plan of Cyber Digital, Inc., as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cyber Digital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER DIGITAL, INC.

/s/ J.C. Chatpar J.C. Chatpar President and Chief Executive Officer

DATE: December 5, 2007

Exhibit Index

Exhibit No. Description

10.1 1997 Stock Incentive Plan of Cyber Digital, Inc., as amended.